AMERICAN AADVANTAGE FUNDS
                            Institutional Class

                    Supplement dated November 25, 1996
                   to the Prospectus dated March 1, 1996


  The last paragraph on page 32 should be replaced by:

    Hotchkis and Wiley, 800 West Sixth Street, Los Angeles, California, 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc. on November 12, 1996. Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, Growth and Income Portfolio and International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.